UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2009

Anika Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781)-457-9000

No Change Since Last Report
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry into a Material Definitive Agreement.

On May 26, 2009, Anika Therapeutics, Inc. (the “Registrant”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing that, among other things, it has hired, effective May 26, 2009, Frank J. Luppino as Chief Operating Officer.  In accordance with the terms of his employment arrangement with the Company, which is evidenced by an offer letter agreement, Mr. Luppino has entered into an at-will employment relationship with Anika providing for annual base salary of $285,000. Mr. Luppino was also awarded a grant of 100,000 stock appreciation rights for Anika Common Stock vesting in equal installments over four years.   Mr. Luppino is also entitled to bonus and benefits.  If Mr. Luppino’s employment is terminated without cause, the offer letter agreement entitles Mr. Luppino to severance in the amount of twelve months base salary and twelve months medical benefits.

The offer letter agreement is attached hereto as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.  This description summarizes certain provisions of the offer letter agreement, and is qualified in its entirety by reference to the terms and conditions in the attached document.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Frank J. Luppino, 40, was appointed Chief Operating Officer of the Registrant effective May 26, 2009.  Most recently, Mr. Luppino was Vice President of Operations at Bionostics, a privately held developer, manufacturer and distributor of turnkey products for critical healthcare OEMs.  Prior to his position at Bionostics, Mr. Luppino served as Vice President of Operations at Anika Therapeutics from June 2003 until his departure in September 2007.  He also had held the position of Executive Director of Operations during his tenure at Anika Therapeutics.  Prior to joining Anika in 1999, Mr. Luppino was regional manager for AAC Consulting Group, a firm serving the pharmaceutical and medical device industries.  From 1992 to 1998, he was regional manager for Raytheon Engineers and Constructors.

Item 9.01:  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Letter Agreement by and between the Company and Frank J. Luppino
99.1	Press Release issued by Anika Therapeutics, Inc. on May 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

May 29, 2009	By:	/s/ Kevin W. Quinlan
Kevin W. Quinlan
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and between the Company and Frank J. Luppino
99.1	Press Release issued by Anika Therapeutics, Inc. on May 26, 2009